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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 August 15, 2002

                Date of report (Date of earliest event reported)


                           GREAT LAKES AVIATION, LTD.

               (Exact Name of Registrant as Specified in Charter)

             Iowa                   000-23224               42-1135319
             ----                   ---------               ----------
        (State or Other          (Commission File         (IRS Employer
         Jurisdiction                Number)            Identification No.)
       of Incorporation)


                  1022 Airport Parkway, Cheyenne, Wyoming 82001
                    (Address of Principal Executive Offices)

                                 (307) 432-7000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.
         ------------

         Great Lakes Aviation, Ltd. ("Great Lakes") received a Nasdaq Staff Determination on August 13, 2002 indicating that the Nasdaq Listing Qualifications Panel determined to delist Great Lakes' Common Stock from the Nasdaq SmallCap Market effective with the opening of business on August 14, 2002. The Panel determined, after a hearing with Great Lakes on August 1, 2002, that Great Lakes was no longer in compliance with the minimum net tangible assets/stockholders' equity/market value requirements for continued listing on the Nasdaq SmallCap Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)      Exhibits.

                  Exhibit 99.1 Press Release dated August 15, 2002 relating to a Nasdaq Staff Determination it received on August 13, 2002 indicating that the Nasdaq Listing Qualifications Panel determined to delist Great Lakes' Common Stock from the Nasdaq SmallCap Market effective with the opening of business on August 14, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 15, 2002
                                        By: /s/ Douglas G. Voss
                                            -----------------------------------
                                            Douglas G. Voss,
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

       Exhibit
        Number    Description
       -------    -----------

         99.1 Press Release dated August 15, 2002 relating to a Nasdaq Staff Determination it received on August 13, 2002 indicating that the Nasdaq Listing Qualifications Panel determined to delist Great Lakes' Common Stock from the Nasdaq SmallCap Market effective with the opening of business on August 14, 2002.